                                                                    EXHIBIT 99
FOR IMMEDIATE RELEASE
                                                CONTACT:
                                                JON S. BENNETT
                                                VICE PRESIDENT AND
                                                CHIEF  FINANCIAL OFFICER
                                                MAJESTIC STAR CASINO
                                                (702) 388-2224

                         MAJESTIC STAR CASINO ANNOUNCES
                           SECOND QUARTER 2003 RESULTS


AUGUST 13, 2003, GARY, IND. -- The Majestic Star Casino, LLC (the "Company") today announced financial results for the three- and six-month periods ended June 30, 2003. The Company is a multi-jurisdictional gaming company that directly owns and operates one dockside gaming facility located in Gary, Indiana ("Majestic Star") and, through its unrestricted subsidiary, Majestic Investor Holdings, LLC ("Holdings"), three Fitzgeralds brand casinos located in Tunica, Mississippi ("Fitzgeralds Tunica" or "Barden Mississippi Gaming, LLC"), Black Hawk, Colorado ("Fitzgeralds Black Hawk" or "Barden Colorado Gaming, LLC") and downtown Las Vegas, Nevada ("Fitzgeralds Las Vegas" or "Barden Nevada Gaming, LLC").

Majestic Star (Gary Property)

Net loss for the three-month period ended June 30, 2003 for Majestic Star was approximately $651,000, compared to net income of approximately $1.1 million in the same period last year, a decline of approximately $1.8 million. The decrease in net income is principally attributable to $2.8 million in incremental gaming taxes. During the second quarter, Majestic Star recorded an additional $2.1 million of retroactive gaming tax required by recent legislation in the State of Indiana, which changed the effective dates of Indiana's tiered gaming tax structure. Net revenues for the three-month period ended June 30, 2003 were approximately $34.3 million, compared to approximately $32.4 million for the same period last year, an increase of $1.9 million.

Operating income for the three-month period ended June 30, 2003 was approximately $2.9 million, compared to approximately $4.7 million in the same period last year, a decrease of approximately $1.8 million. The decrease in operating income is primarily attributable to the recognition of the retroactive charge of approximately $2.1 million in incremental gaming taxes being reflected in the second quarter as previously discussed.



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MAJESTIC STAR ANNOUNCES                                              Page 2
SECOND QUARTER 2003 RESULTS


Net income for the six-month period ended June 30, 2003 for Majestic Star was approximately $1.4 million, compared to approximately $2.1 million in the same period last year, a decrease of approximately $710,000. Net revenues for the six-month period ended June 30, 2003 were approximately $70.2 million, compared to approximately $64.2 million for the same period last year, an increase of $6.0 million. Operating income for the six-month period ended June 30, 2003 was approximately $8.7 million compared to approximately $9.4 million in the same period last year, a decrease of approximately $685,000. The decrease in net income and operating income for the six-month period ended June 30, 2003 is primarily attributable to the recognition of the retroactive tax charge of approximately $2.1 million as previously discussed.

EBITDA (defined as earnings from operations before interest, taxes, depreciation and amortization) for Majestic Star was approximately $7.0 million and approximately $14.8 million during the three and six months ended June 30, 2003, before the $2.1 million of incremental retroactive gaming taxes, compared to approximately $7.0 million and $13.9 million in the prior year periods. EBITDA for the three- and six-month periods ended June 30, 2003 included $422,000 and $1,022,000, respectively, for corporate expenditures allocated to the Gary property, compared to $432,000 and $633,000, respectively, in the prior year periods. During the three- and six-month periods ended June 30, 2003, the Company also incurred $512,000 and $1,028,000, respectively, for parking garage lease expense. For the comparable three and six month periods in 2002, Majestic Star incurred parking garage lease expenses of $127,000. The parking garage opened in May, 2002. EBITDA is presented solely as a supplemental disclosure because management believes that it is a widely used measure of operating performance in the gaming industry, and a principal basis for valuation of gaming companies. Management uses EBITDA as a measure of the Company's operating performance. Other companies may calculate EBITDA differently. EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance, or as an alternative to cash flow from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles of the United States of America. The Company has significant uses of cash including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA. A reconciliation of operating income (loss) to EBITDA is included in the financial schedules accompanying this release.

Don H. Barden, the Company's Chairman and CEO stated, "the second quarter of 2003 presented us with a challenging operating environment. The war with Iraq together with a soft economy constrained our revenue growth. Despite these factors, net revenues grew

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




MAJESTIC STAR ANNOUNCES                                                Page 3
SECOND QUARTER 2003 RESULTS


$1.9 million. Our operating results, however, were negatively impacted by gaming tax legislation that required us to take a $2.1 million charge in the second quarter. Majestic Star, with Indiana Gaming Commission approval, began operating the casino 24 hours a day on July 11, 2003. We believe around the clock casino action will create greater convenience for our casino guests. Guests will now be able to play as long as they choose. Previously, our casino shut down from 5 a.m. to 8 a.m. daily."

The following table reflects casino revenues, gaming devices, win per gaming device and win per state passenger count for the three- and six-month periods ended June 30, 2003 and June 30, 2002.


($ in millions, except for win per gaming unit and win per state passenger count)

                                                              THREE MONTHS ENDED JUNE 30,   INCREASE    % INCREASE
                                                                   2003         2002       (DECREASE)   (DECREASE)
                                                                  ------       ------      ----------   ----------
     Casino revenues                                              $ 33.6       $ 31.6       $  2.0        6.3 %
     Slot revenues                                                $ 28.4         27.5       $  0.9        3.3 %
     Table game revenues                                          $  5.2          4.1       $  1.1       26.8 %
     Average number of slot machines                               1,545        1,519           26        1.7 %
     Average win per slot machine per day                         $  202       $  199       $    3        1.5 %
     Average number of table games                                    54           52            2        3.8 %
     Average win per table game per day                           $1,068       $  872       $  196       22.5 %
     Average daily win per state passenger                        $   84       $   70       $   14       20.0 %

                                                                SIX MONTHS ENDED JUNE 30,   INCREASE    % INCREASE
                                                                   2003         2002       (DECREASE)   (DECREASE)
                                                                  ------       ------      ----------   ----------
     Casino revenues                                              $ 68.9       $ 62.8       $  6.1        9.7 %
     Slot revenues                                                $ 57.7       $ 54.1       $  3.6        6.7 %
     Table game revenues                                          $ 11.2       $  8.7       $  2.5       28.7 %
     Average number of slot machines                               1,544        1,473           71        4.8 %
     Average win per slot machine per day                         $  207       $  203       $    4        2.0 %
     Average number of table games                                    55           52            3        5.8 %
     Average win per table game per day                           $1,128       $  931       $  197       21.2 %
     Average daily win per state passenger                        $   86       $   70       $   16       22.9 %

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




MAJESTIC STAR ANNOUNCES                                                  Page 4
SECOND QUARTER 2003 RESULTS



Capital expenditures for the three and six-month periods ending June 30, 2003 were approximately $1,413,000 and approximately $2,336,000, respectively. Majestic Star is also in the process of transitioning to Ticket-In, Ticket-Out ("TITO") slot machines as part of its overall maintenance capital plan based on the anticipated efficiencies from TITO, as well as customer preference for TITO. As of June 30, 2003, 220 slot machines were equipped with the TITO technology. Majestic Star anticipates having approximately 800 TITO slot machines by year end and replacing or converting the majority of its remaining slot machines by year end 2004. Majestic Star also plans to implement new slot monitoring and casino management systems during the second half of 2003. We believe these two new systems together with TITO will enhance the overall guest experience and allow better tracking of customer preferences.

As of June 30, 2003, Majestic Star had approximately $17.8 million in cash on hand, and had no borrowings under its $20.0 million credit facility. As of June 30, 2003, Majestic Star had total debt outstanding of $130.0 million of 10-7/8% Senior Secured Notes (the "Star Notes") and net debt of approximately $112.2 million. The Star Notes are secured by the Majestic Star assets only, are independent of the 11.653% Senior Secured Notes issued by Holdings (the "Holdings Notes"), and are not secured by the Fitzgeralds properties acquired by Holdings.

Majestic Investor Holdings (Fitzgeralds Properties)

On a consolidated basis, for the three-month period ended June 30, 2003, Holdings had a net loss of approximately $1.0 million, compared to a net loss of approximately $1.2 million in the same period last year, an improvement of approximately $190,000. Consolidated net revenues for the three months ended June 30, 2003 were approximately $43.2 million, compared to approximately $44.5 million in the same three-month period last year, a decrease of approximately $1.3 million. Consolidated operating income for both the three-month periods ended June 30, 2003 and June 30, 2002 was approximately $3.4 million. Consolidated EBITDA was approximately $7.1 million, compared to EBITDA of approximately $6.9 million in the same three-month period last year, an increase of approximately $242,000.

On a consolidated basis, for the six-month period ended June 30, 2003, Holdings had a net loss of approximately $29,000, compared to a net loss of approximately $174,000 in the same period last year, an improvement of approximately $145,000. Consolidated net revenues for the six months ended June 30, 2003 were approximately $86.4 million, compared to approximately $90.8 million in the same six-month period last year, a


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




MAJESTIC STAR ANNOUNCES                                               Page 5
SECOND QUARTER 2003 RESULTS

decrease of approximately $4.4 million. Consolidated operating income for the six-month period ended June 30, 2003 was approximately $8.8 million, compared to approximately $8.9 million in the same six-month period last year, a decrease of approximately $114,000. Consolidated EBITDA was approximately $16.1 million, compared to EBITDA of approximately $15.8 million in the same six-month period last year, an increase of approximately $368,000.

Capital expenditures for the three and six-month periods ending June 30, 2003 were approximately $2,424,000 and $3,487,000, respectively. Capital expenditures primarily consist of gaming and non-gaming equipment. The Company also plans to implement a new casino management system at Fitzgeralds Tunica later this year and has introduced TITO on a limited basis at its Fitzgeralds Las Vegas property.

Mr. Barden stated that, "through continuation of our cost containment strategies we've been able to improve EBITDA on a consolidated basis despite the challenging environment. Poor weather in Colorado, the war with Iraq and soft economic conditions impacted our revenue results. However, we continue to believe that as economic conditions improve so will our revenues and overall operating results."

The following tables reflect operating income, EBITDA, casino revenues, gaming devices, win per gaming device and, hotel statistical information (except for Fitzgeralds Black Hawk), for the three- and six-month periods ended June 30, 2003 and June 30, 2002 at our Fitzgeralds properties.










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





MAJESTIC STAR ANNOUNCES                                                   Page 6
SECOND QUARTER 2003 RESULTS



($ in millions, except for win per gaming unit, hotel occupancy and hotel average daily rate)

FITZGERALDS TUNICA

                                                                THREE MONTHS ENDED JUNE 30,      INCREASE       % INCREASE
                                                                    2003          2002          (DECREASE)      (DECREASE)
                                                                  -------        -------        ----------      ----------
     Operating income                                            $    2.9       $    3.3        $  (0.4)        (12.1)%
     EBITDA                                                      $    4.8       $    5.1        $  (0.3)         (5.9)%
     Net revenues                                                $   22.7       $   23.6        $  (0.9)         (3.8)%
     Casino revenues                                             $   21.4       $   22.3        $  (0.9)         (4.0)%
     Slot revenues                                               $   19.4       $   20.0        $  (0.6)         (3.0)%
     Table game revenues                                         $    2.0       $    2.3        $  (0.3)        (13.0)%
     Average number of slot machines                                1,350          1,377        $   (27)         (2.0)%
     Average win per slot machine per day                        $    158       $    159        $    (1)         (0.6)%
     Average number of table games                                     34             35             (1)         (2.9)%
     Average win per table game per day                          $    661       $    743        $   (82)        (11.0)%
     Hotel occupancy                                                 92.3 %         92.0 %          0.3 %         0.3 %
     Hotel average daily rate                                    $     46       $     49        $    (3)         (6.1)%

                                                                 SIX MONTHS ENDED JUNE 30,       INCREASE       % INCREASE
                                                                    2003          2002          (DECREASE)      (DECREASE)
                                                                  -------        -------        ----------      ----------
     Operating income                                            $    7.4       $    7.9        $  (0.5)         (6.3)%
     EBITDA                                                      $   11.3       $   11.6        $  (0.3)         (2.6)%
     Net revenues                                                $   45.7       $   47.9        $  (2.2)         (4.6)%
     Casino revenues                                             $   43.2       $   45.7        $  (2.5)         (5.5)%
     Slot revenues                                               $   39.0       $   40.8        $  (1.8)         (4.4)%
     Table game revenues                                         $    4.2       $    4.9        $  (0.7)        (14.3)%
     Average number of slot machines                                1,349          1,379            (30)         (2.2)%
     Average win per slot machine per day                        $    160       $    164        $    (4)         (2.4)%
     Average number of table games                                     34             34            -             -   %
     Average win per table game per day                          $     67       $    778        $   (99)        (12.7)%
     Hotel occupancy                                                 91.3 %         93.8 %         (2.5)%        (2.7)%
     Hotel average daily rate                                    $     47       $     49        $    (2)         (4.1)%



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

MAJESTIC STAR ANNOUNCES
SECOND QUARTER 2003 RESULTS                                               Page 7




($ in millions, except for win per gaming unit)

FITZGERALDS BLACK HAWK

                                                                THREE MONTHS ENDED JUNE 30,          INCREASE       % INCREASE
                                                                 2003               2002            (DECREASE)      (DECREASE)
                                                               ---------          --------         -----------     -----------
     Operating income                                         $     1.6          $     1.5          $   0.1           6.7 %
     EBITDA                                                   $     2.0          $     1.9          $   0.1           5.3 %
     Net revenues                                             $     8.5          $     8.3          $   0.2           2.4 %
     Casino revenues                                          $     8.8          $     8.6          $   0.2           2.3 %
     Slot revenues                                            $     8.6          $     8.4          $   0.2           2.4 %
     Table game revenues                                      $     0.2          $     0.2          $   -             -   %
     Average number of slot machines                                592                594               (2)         (0.3)%
     Average win per slot machine per day                     $     160          $     156          $     4           2.6 %
     Average number of table games                                    6                  6              -             -   %
     Average win per table game per day                       $     306          $     276          $    30          10.9 %

                                                                SIX MONTHS ENDED JUNE 30,            INCREASE       % INCREASE
                                                                 2003               2002            (DECREASE)      (DECREASE)
                                                               ---------          --------         -----------     -----------
     Operating income                                         $     2.8          $     2.8          $   -             -   %
     EBITDA                                                   $     3.6          $     3.5          $   0.1           2.9 %
     Net revenues                                             $    16.5          $    17.3          $  (0.8)         (4.6)%
     Casino revenues                                          $    16.9          $    17.8          $  (0.9)         (5.1)%
     Slot revenues                                            $    16.6          $    17.4          $  (0.8)         (4.6)%
     Table game revenues                                      $     0.3          $     0.3          $   -             -   %
     Average number of slot machines                                592                594               (2)         (0.3)%
     Average win per slot machine per day                     $     155          $     162          $    (7)         (4.3)%
     Average number of table games                                    6                  6              -             -   %
     Average win per table game per day                       $     288          $     320          $   (32)        (10.0)%





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

MAJESTIC STAR ANNOUNCES
SECOND QUARTER 2003 RESULTS                                               Page 8



($ in millions, except for win per gaming unit, hotel occupancy and hotel average daily rate)

FITZGERALDS LAS VEGAS


                                                     THREE MONTHS ENDED JUNE 30,                INCREASE              % INCREASE
                                                      2003                  2002               (DECREASE)             (DECREASE)
                                                 ------------           -----------          --------------          ------------
     Operating loss                             $       (0.3)          $      (0.7)          $        0.4                 57.1  %
     EBITDA                                     $        0.4           $       -             $        0.4                   N/A %
     Net revenues                               $       11.9           $      12.6           $       (0.7)                (5.6) %
     Casino revenues                            $        9.3           $       9.6           $       (0.3)                (3.1) %
     Slot revenues                              $        6.9           $       7.6           $       (0.7)                (9.2) %
     Table game revenues                        $        2.4           $       2.0           $        0.4                 20.0  %
     Average number of slot machines                     888                   873                     15                  1.7  %
     Average win per slot machine per day       $         86           $        95           $         (9)                (9.5) %
     Average number of table games                        26                    24                      2                  8.3  %
     Average win per table game per day         $        891           $       776           $        115                 14.8  %
     Hotel occupancy                                   81.3 %                 93.4 %                (12.1)%               (130) %
     Hotel average daily rate                   $         34           $        34           $        -                    -    %

                                                      SIX MONTHS ENDED JUNE 30,                 INCREASE              % INCREASE
                                                      2003                  2002               (DECREASE)             (DECREASE)
                                                 ------------           -----------          --------------          ------------
     Operating loss                             $       (0.1)          $      (0.4)          $        0.3                  75.0 %
     EBITDA                                     $        1.3           $       0.8           $        0.5                 62.5  %
     Net revenues                               $       24.3           $      25.6           $       (1.3)                (5.0) %
     Casino revenues                            $       18.8           $      19.3           $       (0.5)                (2.6) %
     Slot revenues                              $       13.8           $      14.9           $       (1.1)                (7.4) %
     Table game revenues                        $        5.0           $       4.4           $        0.6                 13.6  %
     Average number of slot machines                     890                   907                    (17)                (1.9) %
     Average win per slot machine per day       $         86           $        91           $         (5)                (5.5) %
     Average number of table games                        25                    24                      1                  4.2  %
     Average win per table game per day         $        960           $       896           $         64                  7.1  %
     Hotel occupancy                                    81.5 %                89.1 %                 (7.6)%               (8.5) %
     Hotel average daily rate                   $         37           $        37           $        -                    -    %


On a consolidated basis, Holdings ended the six-month period ending June 30, 2003 with approximately $16.1 million in cash and cash equivalents after making an interest payment on May 31, 2003 on the Holdings Notes of approximately $8.8 million. As of June 30, 2003, Holdings had total debt outstanding of approximately $151.8 million of Holding Notes and net debt of approximately $135.6 million. Holdings also had no borrowings under its $15.0 million credit facility.




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




MAJESTIC STAR ANNOUNCES                                               Page 9
SECOND QUARTER 2003 RESULTS


This press release includes statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor provisions of those sections and the Private Securities Litigation Reform Act of 1995. Words such as "believes", "anticipates", "estimates", "plans", "intends", "expects", "will" or "could" used in the Company's and Holdings' press releases and reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. All forward-looking statements involve risks and uncertainties. Although each of the Company and Holdings believes its expectations are based upon reasonable assumptions within the bounds of its current knowledge of its business and operations, there can be no assurances that actual results will not materially differ from expected results. The Company and Holdings caution that these and similar statements included in this press release and in previously filed periodic reports are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. Such factors include, without limitation: the risk of the Company's joint venture partner not making its lease payments when due in connection with the parking facility at Majestic Star; the ability to fund planned development needs and to service debt from existing operations and from new financing; increased competition in existing markets or the opening of new gaming jurisdictions; a decline in the public acceptance of gaming; the limitation, conditioning or suspension of our gaming licenses; increases in or new taxes imposed on gaming revenues, admissions and gaming devices; a finding of unsuitability by regulatory authorities with respect to the Company, Holdings or their officers or key employees; loss and/or retirement of key employees; significant increase in fuel or transportation prices; adverse economic conditions in the Company's or Holdings' markets; severe and unusual weather in the Company's or Holdings' markets; adverse results of significant litigation matters; non-renewal of the Company's or Holdings' gaming licenses from the appropriate governmental authorities; and continuing effects of terrorist attacks and any future occurrences of terrorist attacks or other destabilizing events.

For more information on these and other factors, see the Company's and Holdings' most recently filed Form 10-Ks. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements and factors that may affect future results contained throughout this press release. Neither the Company nor Holdings undertakes any obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

The Company and Holdings make available free of charge their annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission. In addition, you may obtain a copy of such filings at www.sec.gov or from the applicable web site, www.majesticstar.com or www.fitzgeralds.com.

(Condensed Statements of Operations, Reconciliation of GAAP earnings to EBITDA and Other Statistical Data attached).

                                       ##

                         THE MAJESTIC STAR CASINO, LLC
                 STATEMENTS OF OPERATIONS (GARY PROPERTY ONLY)
                                  (UNAUDITED)

                                              FOR THE THREE MONTHS ENDED JUNE 30,      FOR THE SIX MONTHS ENDED JUNE 30,
                                                     2003               2002                2003               2002
                                                ------------        -----------        ------------        ------------
REVENUES:
     Casino                                    $ 33,598,792        $ 31,640,532       $ 68,930,965        $ 62,779,197
     Food and beverage                              343,563             402,014            735,485             835,159
     Other                                          629,151             548,852          1,199,949             945,183
                                                ------------        -----------        ------------        ------------

          Gross revenues                         34,571,506          32,591,398         70,866,399          64,559,539

          Less promotional allowances              (320,055)           (191,249)          (639,526)           (407,009)
                                                ------------        -----------        ------------        ------------

          Net revenues                           34,251,451          32,400,149         70,226,873          64,152,530

COSTS AND EXPENSES:
     Casino                                       9,130,864           7,926,459         17,933,934          15,433,730
     Food and beverage                              419,726             418,917            803,588             870,475
     Gaming taxes (1)                            11,427,754           8,649,780         21,168,527          17,226,612
     Advertising and promotion                    1,487,895           1,508,823          3,202,880           2,923,325
     General and administrative                   5,878,410           5,984,860         12,363,452          11,888,846
     Economic incentive - City of Gary            1,011,164             948,882          2,071,411           1,887,142
     Depreciation and amortization                1,989,766           2,284,216          4,007,882           4,561,854
                                                ------------        ------------       ------------        ------------

          Total costs and expenses               31,345,579          27,721,937         61,551,674          54,791,984
                                                ------------        ------------       ------------        ------------

          Operating income                        2,905,872           4,678,212          8,675,199           9,360,546

OTHER INCOME (EXPENSE):
     Interest income                                 15,935               8,292             30,092              16,166
     Interest expense                            (3,534,451)         (3,526,978)        (7,068,889)         (7,175,603)
     Gain (loss) on disposal of assets               (1,199)              8,850           (125,919)              8,850
     Other non-operating expense                    (37,219)            (31,415)           (75,554)            (64,916)
                                                ------------        ------------       ------------        ------------
          Total other expense                    (3,556,934)         (3,541,251)        (7,240,270)         (7,215,503)
                                                ------------        ------------       ------------        ------------

          Net income (loss)                    $   (651,062)       $  1,136,961       $  1,434,929        $  2,145,043
                                                ============        ============       ============        ============

RECONCILIATION OF OPERATING INCOME TO EBITDA
     Operating income (1)                      $  2,905,872        $  4,678,212       $  8,675,199        $  9,360,546
     Depreciation and amortization                1,989,766           2,284,216          4,007,882           4,561,854
                                                ------------        ------------       ------------        ------------
          EBITDA (2)                           $  4,895,638        $  6,962,428       $ 12,683,081        $ 13,922,400
                                                ============        ============       ============        ============



     (1) Gaming taxes in the Statement of Operations and in the Reconciliation of Operating Income to EBITDA contain a retroactive charge of $2,072,000 for the three and six months ended June 30, 2003. The charge relates to the recognition of additional gaming tax liability associated with the State of Indiana's clarification of the start date for paying gaming taxes under the current tiered tax structure. Indiana's clarification now provides that a casino operating dockside would pay taxes under the tiered structure effective July 1, 2002. Previously, Majestic Star began paying taxes under the tiered tax structure the date it commenced dockside gaming on August 5, 2002.

     (2) EBITDA is presented solely as a supplemental disclosure because management believes that it is a widely used measure of operating performance in the gaming industry, and a principal basis for valuation of gaming companies. Management uses EBITDA as a measure of the Company's operating performance. Other companies may calculate EBITDA differently. EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles. The Company has significant uses of cash including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA.

                        MAJESTIC INVESTOR HOLDINGS, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)


                                                                   BARDEN            BARDEN           BARDEN
                                                                MISSISSIPPI         COLORADO          NEVADA
                                                 PARENT         GAMING, LLC       GAMING, LLC      GAMING, LLC   CONSOLIDATED
                                               ------------    --------------    -------------    -------------  -------------

REVENUES:

    Casino                                     $        -      $  21,430,097     $  8,773,386     $  9,337,991   $ 39,541,474

    Rooms                                               -          1,960,836               -         1,624,077      3,584,913

    Food and beverage                                   -          2,292,361          506,613        1,955,873      4,754,847

    Other                                               -            355,725           64,494          412,419        832,638
                                               ------------    --------------    -------------    -------------  -------------

        Gross revenues                                  -         26,039,019        9,344,493       13,330,360     48,713,872

        Less promotional allowances                     -         (3,350,861)        (809,833)      (1,383,736)    (5,544,430)
                                               ------------    --------------    -------------    -------------  -------------

        Net revenues                                    -         22,688,158        8,534,660       11,946,624     43,169,442
                                               ------------    --------------    -------------    -------------  -------------

COSTS AND EXPENSES:
    Casino                                              -          9,625,916        2,899,532        4,086,540     16,611,988

    Rooms                                               -            660,398               -           980,889      1,641,287

    Food and beverage                                   -            692,629          265,982        1,605,539      2,564,150

    Other                                               -            109,983          157,504          142,962        410,449

    Gaming taxes                                        -          2,365,428        1,372,942          720,937      4,459,307

    Advertising and promotion                           -          1,452,453          625,558        1,214,523      3,292,534

    General and administrative                      22,687         2,961,635        1,242,489        2,817,544      7,044,355

    Depreciation and amortization                  665,819         1,928,336          411,700          702,699      3,708,554
                                               ------------    --------------    -------------    -------------  -------------

        Total costs and expenses                   688,506        19,796,778        6,975,707       12,271,633     39,732,624
                                               ------------    --------------    -------------    -------------  -------------

        Operating income (loss)                   (688,506)        2,891,380        1,558,953         (325,009)     3,436,818
                                               ------------    --------------    -------------    -------------  -------------

OTHER INCOME (EXPENSE):

    Interest income                                  6,973             3,358               -               871         11,202

    Interest expense                            (4,421,439)               -                -            (5,556)    (4,426,995)

    Gain on disposal of assets                          -              5,700            4,261               -           9,961

    Other non-operating expense                     (9,421)               -                -                -          (9,421)
                                               ------------    --------------    -------------    -------------  -------------

          Total other income (expense)          (4,423,887)            9,058            4,261           (4,685)    (4,415,253)
                                               ------------    --------------    -------------    -------------  -------------


          Net income (loss)                    $(5,112,393)    $   2,900,438     $  1,563,214     $   (329,694)  $   (978,435)
                                               ============    ==============    =============    =============  =============


RECONCILIATION OF OPERATING INCOME TO EBITDA

    Operating income                           $  (688,506)    $   2,891,380     $  1,558,953     $   (325,009)  $  3,436,818

    Depreciation and amortization                  665,819         1,928,336          411,700          702,699      3,708,554
                                               ------------    --------------    -------------    -------------  -------------
        EBITDA (1)                             $  (22,687)     $   4,819,716     $  1,970,653     $    377,690   $  7,145,372
                                               ============    ==============    =============    =============  =============


    (1) EBITDA is presented solely as a supplemental disclosure because management believes that it is a widely used measure of operating performance in the gaming industry, and a principal basis for valuation of gaming companies. Management uses EBITDA as a measure of the Company's operating performance. Other companies may calculate EBITDA differently. EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles. The Company has significant uses of cash including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA.

                        MAJESTIC INVESTOR HOLDINGS, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)


                                                                        BARDEN          BARDEN          BARDEN
                                                                      MISSISSIPPI      COLORADO         NEVADA
                                                         PARENT       GAMING, LLC     GAMING, LLC      GAMING, LLC    CONSOLIDATED
                                                      ------------   -------------    -----------     ------------   -------------
REVENUES:
     Casino                                          $         -      $ 22,299,988    $  8,556,874    $  9,569,479    $ 40,426,341

     Rooms                                                     -         2,075,539             -         1,863,336       3,938,875

     Food and beverage                                         -         2,314,354         452,951       2,119,439       4,886,744

     Other                                                     -           385,403          58,654         533,455         977,512
                                                      ------------    ------------    ------------    ------------    ------------

          Gross revenues                                       -        27,075,284       9,068,479      14,085,709      50,229,472

          Less promotional allowances                          -        (3,501,279)       (755,589)     (1,497,430)     (5,754,298)
                                                      ------------    ------------    ------------    ------------    ------------

          Net revenues                                         -        23,574,005       8,312,890      12,588,279      44,475,174
                                                      ------------    ------------    ------------    ------------    ------------

COSTS AND EXPENSES:

     Casino                                                    -         9,863,864       2,734,007       4,677,528      17,275,399

     Rooms                                                     -           919,408             -           944,401       1,863,809

     Food and beverage                                         -           794,577         270,474       1,878,540       2,943,591

     Other                                                     -            82,759         158,928         154,914         396,601

     Gaming taxes                                              -         2,653,370       1,362,580         763,124       4,779,074

     Advertising and promotion                                 -         1,542,658         841,754       1,269,726       3,654,138

     General and administrative                            118,377       2,571,693       1,051,794       2,910,853       6,652,717

     Depreciation and amortization                         646,178       1,835,362         363,668         647,942       3,493,150

     Pre-opening expenses                                    6,103             -               -               -             6,103
                                                      ------------    ------------    ------------    ------------    ------------

          Total costs and expenses                         770,658      20,263,691       6,783,205      13,247,028      41,064,582
                                                      ------------    ------------    ------------    ------------    ------------

          Operating income (loss)                         (770,658)      3,310,314       1,529,685        (658,749)      3,410,592
                                                      ------------    ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE):

     Interest income                                        18,286           7,553           1,747           2,610          30,196

     Interest expense                                   (4,585,293)            -              (625)         (7,553)     (4,593,471)

     Loss on disposal of assets                                -               -            (5,964)            -            (5,964)

     Other non-operating expense                            (9,883)            -               -               -            (9,883)
                                                      ------------    ------------    ------------    ------------    ------------
          Total other income (expense)                  (4,576,890)          7,553          (4,842)         (4,943)     (4,579,122)
                                                      ------------    ------------    ------------    ------------    ------------

          Net income (loss)                           $ (5,347,548)   $  3,317,867    $  1,524,843    $   (663,692)   $ (1,168,530)
                                                      ============    ============    ============    ============    ============

RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA

     Operating income  (loss)                         $   (770,658)   $  3,310,314    $  1,529,685    $   (658,749)   $  3,410,592

     Depreciation and amortization                         646,178       1,835,362         363,668         647,942       3,493,150
                                                      ------------    ------------    ------------    ------------    ------------
          EBITDA (1)                                  $   (124,480)   $  5,145,676    $  1,893,353    $    (10,807)   $  6,903,742
                                                      ============    ============    ============    ============    ============


     (1) EBITDA is presented solely as a supplemental disclosure because management believes that it is a widely used measure of operating performance in the gaming industry, and a principal basis for valuation of gaming companies. Management uses EBITDA as a measure of the Company's operating performance. Other companies may calculate EBITDA differently. EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles. The Company has significant uses of cash including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA.

                        MAJESTIC INVESTOR HOLDINGS, LLC
 CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)

                                                                   BARDEN         BARDEN           BARDEN
                                                                 MISSISSIPPI     COLORADO          NEVADA
                                                 PARENT         GAMING, LLC     GAMING, LLC      GAMING, LLC    CONSOLIDATED
                                               -------------   ------------    -------------   -------------   -------------
REVENUES:
    Casino                                     $          -    $ 43,240,166    $ 16,887,347    $ 18,849,668    $ 78,977,181

    Rooms                                                 -       3,886,505               -       3,497,193       7,383,698

    Food and beverage                                     -       4,637,252         989,998       3,988,537       9,615,787

    Other                                                 -         657,846         126,740         848,890       1,633,476
                                               -------------   -------------   -------------   -------------   -------------

        Gross revenues                                    -      52,421,769      18,004,085      27,184,288      97,610,142

        Less promotional allowances                       -      (6,768,253)     (1,553,928)     (2,839,360)    (11,161,541)
                                               -------------   -------------   -------------   -------------   -------------

        Net revenues                                      -      45,653,516      16,450,157      24,344,928      86,448,601
                                               -------------   -------------   -------------   -------------   -------------

COSTS AND EXPENSES:

Casino                                                    -      18,530,793       5,469,104       8,170,809      32,170,706

    Rooms                                                 -       1,263,235               -       1,923,948       3,187,183

    Food and beverage                                     -       1,327,314         548,038       3,186,998       5,062,350

    Other                                                 -         191,201         328,457         300,399         820,057

    Gaming taxes                                          -       4,927,248       2,645,970       1,461,402       9,034,620

    Advertising and promotion                             -       2,723,931       1,341,033       2,478,989       6,543,953

    General and administrative                       22,687       5,417,514       2,503,877       5,537,970      13,482,048

    Depreciation and amortization                 1,331,557       3,833,304         823,402       1,373,751       7,362,014
                                               -------------   -------------   -------------   -------------   -------------

        Total costs and expenses                  1,354,244      38,214,540      13,659,881      24,434,266      77,662,931
                                               -------------   -------------   ------------    -------------   -------------

        Operating income (loss)                  (1,354,244)      7,438,976       2,790,276         (89,338)      8,785,670
                                               -------------   -------------   -------------   -------------   -------------

OTHER INCOME (EXPENSE):

    Interest income                                  25,271           6,645               -           2,229          34,145

    Interest expense                             (8,842,799)              -               -         (12,286)     (8,855,085)

    Gain on disposal of assets                            -          20,700           4,261               -          24,961

    Other non-operating expense                     (18,900)              -               -               -         (18,900)
                                               -------------   -------------   -------------   -------------   -------------
        Total other income (expense)             (8,836,428)         27,345           4,261         (10,057)     (8,814,879)
                                               -------------   -------------   -------------   -------------   -------------


        Net income (loss)                      $(10,190,672)   $  7,466,321    $  2,794,537    $    (99,395)   $    (29,209)
                                               =============   =============   =============   =============   =============


RECONCILIATION OF OPERATING INCOME TO EBITDA

    Operating income                           $ (1,354,244)   $  7,438,976    $  2,790,276    $    (89,338)   $  8,785,670

    Depreciation and amortization                 1,331,557       3,833,304         823,402       1,373,751       7,362,014
                                               ------------    -------------   -------------   -------------   -------------

        EBITDA (1)                             $    (22,687)   $ 11,272,280    $  3,613,678    $  1,284,413    $ 16,147,684
                                               ============    =============   =============   =============   =============



    (1) EBITDA is presented solely as a supplemental disclosure because management believes that it is a widely used measure of operating performance in the gaming industry, and a principal basis for valuation of gaming companies. Management uses EBITDA as a measure of the Company's operating performance. Other companies may calculate EBITDA differently. EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles. The Company has significant uses of cash including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA.

                        MAJESTIC INVESTOR HOLDINGS, LLC
 CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

                                                                         BARDEN         BARDEN          BARDEN
                                                                      MISSISSIPPI      COLORADO         NEVADA
                                                        PARENT        GAMING, LLC     GAMING, LLC     GAMING, LLC     CONSOLIDATED
                                                   ----------------  --------------  --------------  --------------  --------------

REVENUES:

     Casino                                        $             -   $  45,656,947   $  17,774,179   $  19,349,966   $  82,781,092

     Rooms                                                       -       4,161,059               -       3,866,327       8,027,386

     Food and beverage                                           -       4,789,455         959,011       4,234,379       9,982,845

     Other                                                       -         721,382         117,238       1,027,382       1,866,002
                                                   ----------------  --------------  --------------  --------------  --------------

          Gross revenues                                         -      55,328,843      18,850,428      28,478,054     102,657,325

          Less promotional allowances                            -      (7,407,302)     (1,575,761)     (2,894,690)    (11,877,753)
                                                   ----------------  --------------  --------------  --------------  --------------

          Net revenues                                           -      47,921,541      17,274,667      25,583,364      90,779,572
                                                   ----------------  --------------  --------------  --------------  --------------

COSTS AND EXPENSES:

     Casino                                                      -      19,772,855       6,278,505       9,250,198      35,301,558

     Rooms                                                       -       1,641,176               -       1,991,133       3,632,309

     Food and beverage                                           -       1,473,493         541,594       3,698,622       5,713,709

     Other                                                       -         167,799         325,344         282,112         775,255

     Gaming taxes                                                -       5,432,706       2,845,663       1,520,459       9,798,828

     Advertising and promotion                                   -       2,908,449       1,575,144       2,467,081       6,950,674

     General and administrative                            122,582       4,971,168       2,192,851       5,527,316      12,813,917

     Depreciation and amortization                       1,272,525       3,615,275         727,336       1,265,029       6,880,165

     Pre-opening expenses                                   13,390               -               -               -          13,390
                                                   ----------------  --------------  --------------  --------------  --------------

          Total costs and expenses                       1,408,497      39,982,921      14,486,437      26,001,950      81,879,805
                                                   ----------------  --------------  --------------  --------------  --------------

          Operating income (loss)                       (1,408,497)      7,938,620       2,788,230        (418,586)      8,899,767
                                                   ----------------  --------------  --------------  --------------  --------------

OTHER INCOME (EXPENSE):

     Interest income                                        34,798          14,447           5,380           7,179          61,804

     Interest expense                                   (9,092,319)              -            (625)        (15,914)     (9,108,858)

     Gain on disposal of assets                                  -           6,542          (5,964)              -             578

     Other non-operating expense                           (27,375)              -               -               -         (27,375)
                                                   ----------------  --------------  --------------  --------------  --------------

          Total other income (expense)                  (9,084,896)         20,989          (1,209)         (8,735)     (9,073,851)
                                                   ----------------  --------------  --------------  --------------  --------------

          Net income (loss)                        $   (10,493,393)  $   7,959,609   $   2,787,021   $    (427,321)  $    (174,084)
                                                   ================  ==============  ==============  ==============  ==============


RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA

     Operating income  (loss)                      $    (1,408,497)  $   7,938,620   $   2,788,230   $    (418,586)  $   8,899,767

     Depreciation and amortization                       1,272,525       3,615,275         727,336       1,265,029       6,880,165
                                                   ----------------  --------------  --------------  --------------  --------------

          EBITDA (1)                               $      (135,972)  $  11,553,895   $   3,515,566   $     846,443   $  15,779,932
                                                   ================  ==============  ==============  ==============  ==============



 (1) EBITDA is presented solely as a supplemental disclosure because management believes that it is a widely used measure of operating performance in the gaming industry, and a principal basis for valuation of gaming companies. Management uses EBITDA as a measure of the Company's operating performance. Other companies may calculate EBITDA differently. EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance or as an alternative to cash flow from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles. The Company has significant uses of cash including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in EBITDA.